UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2025

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32663	88-0318078
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4830 North Loop 1604W, Suite 111
San Antonio, Texas, 78249
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (210) 547-8800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 29, 2025, Clear Channel Outdoor Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting.

1. The Company’s stockholders elected the following nominees to serve as directors for a one-year term expiring at the Annual Meeting of Stockholders to be held in 2026 and until her or his successor shall have been duly elected and qualified.

Proposal 1: Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
John Dionne	326,534,342	30,297,739	103,445,605
Lisa Hammitt	328,552,542	28,279,539	103,445,605
Andrew Hobson	328,847,126	27,984,955	103,445,605
Timothy (Tim) P. Jones	338,143,241	18,688,840	103,445,605
Thomas C. King	328,786,960	28,045,121	103,445,605
Joe Marchese	328,701,217	28,130,864	103,445,605
W. Benjamin Moreland	329,158,672	27,673,409	103,445,605
Scott R. Wells	328,765,927	28,066,154	103,445,605
Raymond (Ted) T. White	355,533,149	1,298,932	103,445,605
Jinhy Yoon	328,376,716	28,455,365	103,445,605

2. The advisory resolution on executive compensation was approved.

Proposal 2: Approval of the advisory (non-binding) resolution on executive compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
353,367,066	3,422,684	42,331	103,445,605

3. The selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2025 was ratified.

Proposal 3: Ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for the year ending December 31, 2025

Votes For	Votes Against	Abstentions	Broker Non-Votes
451,659,193	8,236,122	382,371	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

Date: May 29, 2025	By:	/s/ Lynn A. Feldman
Lynn A. Feldman
Executive Vice President, Chief Legal Officer and Corporate Secretary